                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 16, 2005

                         Commission File Number: 1-14222

                         SUBURBAN PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

    ---------------------------------            -------------------------------
                 Delaware                                       22-3410353
       (State or other jurisdiction                          (I.R.S. Employer
    of incorporation or organization)                      Identification No.)

                                240 Route 10 West
                           Whippany, New Jersey 07981
                                 (973) 887-5300
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

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[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

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[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

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[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE

On March 16, 2005, Suburban Propane Partners, L.P. issued a press release (the
"Press Release") announcing that it proposes to offer $250 million of senior notes due 2013 in a private placement to eligible purchasers and that it intends to enter into a $125 million

five-year term loan facility. A copy of the Press Release has been furnished as
Exhibit 99.1 to this Current Report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     99.1   Press Release of Suburban Propane Partners, L.P. dated March 16,
            2005, announcing a proposal to offer $250 million of senior notes due 2013 and the intent to enter into a $125 million five-year term loan facility.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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March 16, 2005                           SUBURBAN PROPANE PARTNERS, L.P.
                                         By: /s/ Janice G. Sokol
                                             -----------------------------
                                         Name: Janice G. Sokol
                                         Title: Vice President, General Counsel
                                         and Secretary

EXHIBITS

Exhibit No.         Exhibit

99.1           Press Release of Suburban Propane Partners, L.P. dated March 16,
               2005, announcing a proposal to offer $250 million of senior notes due 2013 and the intent to enter into a $125 million five-year term loan facility.